                                                           Exhibit 26(h)(10)(iv)

                                 AMENDMENT NO. 2

                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated March 4, 2002, by and among AIM Variable Insurance Funds, a Delaware trust; A I M Distributors, Inc., a Delaware corporation, Minnesota Life Insurance Company, a Minnesota life insurance company, and Securian Financial Services, Inc., is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

AIM V.I. AGGRESSIVE GROWTH FUND        AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Balanced Fund                 AIM V.I. Money Market Fund
AIM V.I. Basic Value Fund              AIM V.I. Premier Equity Fund
AIM V.I. Blue Chip Fund                AIM V.I. Real Estate Fund
AIM V.I. Capital Appreciation Fund     AIM V.I. Small Cap Equity Fund
AIM V.I. Capital Development Fund      INVESCO VIF - Core Stock Fund
AIM V.I. Core Equity Fund              INVESCO VIF - Dynamics Fund
AIM V.I. Dent Demographic Trends Fund  INVESCO VIF - Financial Services Fund
AIM V.I. Diversified Income Fund       INVESCO VIF - Global Health Care Fund
AIM V.I. Government Securities Fund    INVESCO VIF - Leisure Fund
AIM V.I. Growth Fund                   INVESCO VIF - Small Company Growth Fund
AIM V.I. High Yield Fund               INVESCO VIF - Technology Fund
AIM V.I. International Growth Fund     INVESCO VIF - Total Return Fund
AIM V.I. Large Cap Growth Fund         INVESCO VIF - UTILITIES FUND

SEPARATE ACCOUNTS UTILIZING THE FUNDS

-     Variable Annuity Account
-     Minnesota Life Variable Life Account

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

-     Multi-Option Classic Variable Annuity
-     Multi-Option Achiever Variable Annuity
-     Multi-Option Advisor Variable Annuity
-     Variable Adjustable Life
-     Variable Adjustable Life - Second Death
-     Variable Adjustable Life - Horizon
-     Variable Adjustable Life - Summit
-     Variable Adjustable Life - Survivor

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date:  April 1, 2005

                                        AIM VARIABLE INSURANCE FUNDS

Attest:   /s/ Jim A. Coppedge           By:    /s/    Robert H. Graham
        ----------------------------           ---------------------------------

Name:  Jim A. Coppedge                  Name:  Robert H. Graham
       -----------------------------           ---------------------------------

Title: Assistant Secretary              Title: President
       -----------------------------           ---------------------------------

                                        A I M DISTRIBUTORS, INC.

Attest:  /s/ P. Michelle Grace          By:    s/ Gene L. Needles
       -----------------------------           ---------------------------------

Name:  P. Michelle Grace                Name:  Gene L. Needles
       -----------------------------           ---------------------------------

Title: Assistant Secretary              Title: President
       -----------------------------           ---------------------------------

                                        MINNESOTA LIFE INSURANCE COMPANY

Attest:  /s/ Michael P Boyle            By:    /s/ Robert J. Ehren
       -----------------------------           ---------------------------------

Name:  Michael Boyle                    Name:  Robert J. Ehren
      ------------------------------           ---------------------------------

Title: Counsel                          Title: Vice President
       -----------------------------           ---------------------------------

                                        SECURIAN FINANCIAL SERVICES, INC.

Attest: /s/ Michael P Boyle             By:    /s/ George I. Connolly
       -----------------------------           ---------------------------------

Name:  Michael Boyle                    Name:  George I. Connolly
      ------------------------------           ---------------------------------

Title: Counsel                          Title: President
       -----------------------------           ---------------------------------